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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 18, 1996

                                    KTI, INC.

               (Exact name of Registrant as specified in Charter)

       New Jersey                       33-85234                   22-2665282
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(State or other juris-                (Commission                 (IRS Employer
diction of incorporation)             File Number)                Identification
                                                                  Number)

7000 Boulevard East, Guttenberg, New Jersey                                07093
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(Address of principal executive office)                               (Zip Code)

Registrant's telephone number including area code-                (201) 854-7777



                                 Not Applicable
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         (Former name and former address, as changed since last report)
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ITEM 5.  OTHER EVENTS

On October 18, 1996 KTI Specialty Waste, Inc. ("Specialty Waste"), a wholly-owned subsidiary of KTI, Inc. (the "Company" or the "Registrant"), executed an Operating Agreement ("Agreement") with Pine Tree Waste, Inc. ("Pine Tree"). Under the Agreement, the Company and Pine Tree established Specialties Environmental Management Company, LLC, a Maine Limited Liability Company ("SEMCO"). SEMCO will provide services to municipal, commercial and industrial customers to dispose of certain solid and liquid wastes in the New England Region, concentrating on: (a) premium priced unusual or difficult to dispose of wastes; (b) in and out of jurisdiction municipal solid waste; and (c) construction and demolition waste, including treated and untreated wood waste. SEMCO has entered into a contract with Maine Energy Recovery Company, Limited Partnership ("Maine Energy"), a majority owned subsidiary of the Company, to dispose of acceptable material at Maine Energy's Biddeford facility for a term of five year period which may be extended for an additional five year period at set tipping fees, adjusted annually for changes in the consumer price index. The business of SEMCO is limited to a list of acceptable materials outlined in the Agreement. Capital for the joint venture will be contributed as needed from time to time in the same ratio as earnings of the venture are distributed. Such distributions allocate 55% of the ventures earnings to the Company and 45% to Pine Tree.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number             DESCRIPTION
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10.1                       Operating Agreement of Specialties Environmental
                           Management Company, LLC dated as of October 18, 1996.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     KTI, Inc.
                                                     ---------------------------
                                                              (Registrant)

Dated:            October 18, 1996          By:      /s/ Martin J. Sergi
                                                     ---------------------------
                                                     Name:  Martin J. Sergi
                                                     Title:   President
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                                EXHIBIT INDEX






Exhibit Number             DESCRIPTION
--------------             -----------

10.1 Operating Agreement of Specialties Environmental Management Company, LLC dated as of October 18, 1996.